THE PRUDENTIAL SERIES FUND

PSF PGIM 50/50 Balanced Portfolio

PSF PGIM Flexible Managed Portfolio

PSF PGIM Total Return Bond Portfolio

Supplement dated June 8, 2023, to the

Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently Prospectus (the Prospectus) and Statement of Additional Information (SAI) for Prudential Series Fund (the Trust) relating to the portfolios listed above (each a Portfolio and collectively the Portfolios), and the Summary Prospectuses relating to the Portfolios. The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Effective immediately, Ms. Lindsay Rosner is no longer a portfolio manager of the Portfolio.

To reflect this change, all references to Ms. Rosner are removed from the Trust's Prospectus and SAI and the Summary Prospectuses relating to the Portfolios effective immediately.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

PSFSUP1